SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 26, 2009
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c)) __________________

Item 7.01	Regulation FD Disclosure

This report is filed quarterly to disclose assets under management by asset manager, prior to the availability of Principal Financial Group, Inc.'s (the "Company")
quarterly earnings materials. The amounts presented herein will be consistent with the format of assets under management by asset manager and presented again in such format within the Company's financial supplement for the quarter ended September 30, 2009 when that document is posted to the Company's investor relations web site on or about
November 2, 2009.

As of September 30, 2009, the assets under management by asset manager were
$206.1 billion for Principal Global Investors and $28.1 billion for Principal International.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Thomas J. Graf
Name: Thomas J. Graf
Title: Senior Vice President – Investor
Relations

Date: October 26, 2009